UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2018
PRA Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	888-772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01    Entry into a Material Definitive Agreement

On October 4, 2018, PRA Group, Inc., as a borrower (the “Company”), PRA Group Canada Inc., as a Canadian borrower (“PRA Canada”), and the domestic subsidiaries of the Company, as guarantors (the “Guarantors”), entered into a First Amendment (the “First Amendment”) to the Amended and Restated Credit Agreement, dated as of May 5, 2017 (the “Credit Agreement”), with the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Bank of America, N.A., acting through its Canada branch, as Canadian Administrative Agent.

The First Amendment amends certain defined terms and provisions of the Credit Agreement, including the following:

•	increased the Aggregate Domestic Revolving Commitments by an additional $363,000,000 for a total of up to $1,068,000,000 in Aggregate Domestic Revolving Commitments; and

•
increased the accordion feature to allow the Company to increase the original principal amount of the commitments under the Credit Agreement by an additional $500,000,000, subject to certain terms and conditions.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the entire First Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference. On October 8, 2018, the Company issued a press release announcing its entry into the First Amendment, a copy of which is attached to this Form 8-K as Exhibit 99.1 and incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this Item is included in Item 1.01.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits.

10.1
First Amendment to Credit Agreement, dated as of October 4, 2018, among PRA Group, Inc., PRA Group Canada Inc., the Guarantors, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Bank of America, N.A., acting through its Canada branch, as Canadian Administrative Agent.

99.1	Press Release dated October 8, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: October 9, 2018	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
First Amendment to Credit Agreement, dated as of October 4, 2018, among PRA Group, Inc., PRA Group Canada Inc., the Guarantors, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Bank of America, N.A., acting through its Canada branch, as Canadian Administrative Agent.

99.1	Press release dated October 8, 2018